UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2026

CBRE GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-32205	94-3391143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2121 North Pearl Street Suite 300 Dallas, Texas		75201
(Address of Principal Executive Offices)		(Zip Code)

(214) 979-6100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	“CBRE”	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Second Amended and Restated Change in Control and Severance Plan for Senior Management

On March 20, 2026, the Company’s board of directors adopted the Company’s Second Amended and Restated Change in Control and Severance Plan for Senior Management (the “Second A&R Plan”). The Second A&R Plan amends and restates the Company’s Amended and Restated Change in Control and Severance Plan for Senior Management (the “A&R Plan”).

The Second A&R Plan will be effective as of March 20, 2026, provided that to the extent any modification to the A&R Plan is adverse to a participant in the A&R Plan, such change will not take effect with respect to such participant until March 20, 2027.

Cash Severance

The Second A&R Plan reduces the multiplier that is applied to the applicable participant’s base salary and annual target bonus (the “Severance Multiple”) if outside the Change in Control Protection Period, as defined in the Second A&R Plan, (A) from 2.0 to 1.5 for the “Tier I Participant,” which is the Company’s Chief Executive Officer; (B) from 1.5 to 1.25 for any “Tier II Participant”, which includes all of the Company’s current executive officers; and (C) from 1.0 to 0.75 for any “Tier III Participant.” If within the Change in Control Protection Period, then the multiplier that is applied to the applicable participant’s base salary and annual target bonus will be (A) 2.0 for the “Tier I Participant;” (B) 1.5 for any “Tier II Participant;” and (C) 0.75 for any “Tier III Participant.”

Pro Rated Annual Bonus

The Second A&R Plan limits the annual bonus that may be pro-rated upon a Qualifying Termination (as defined in the Second A&R Plan) to 100% of the applicable participant’s target annual bonus, and pro-rates the annual bonus based on the number of days through such participant’s last day of active service (which would exclude any garden leave period that occurs prior to the date on which such participant’s employment terminates).

Treatment of Time-Based Equity Awards

Upon a Qualifying Termination, the Second A&R Plan provides for partial accelerated vesting of a participant’s outstanding time-based equity awards based on the number of full months worked during the applicable vesting period, rather than the number of days worked during the applicable vesting period, through such participant’s last day of active service, plus a number of additional months that corresponds with such participant’s Severance Multiple (the “Equity Multiple”). The Second A&R Plan reduces the Equity Multiple (A) from 24 months to 18 months for the Tier I Participant; (B) from 18 months to 15 months for any Tier II Participant; and (C) from 12 months to 9 months for any Tier III Participant.

In addition, the Second A&R Plan provides for immediate settlement of any time-based restricted stock units for which vesting is accelerated under the Second A&R Plan, rather than the partially delayed settlement provided under the A&R Plan. The immediate settlement of accelerated time-based restricted stock units under the Second A&R Plan will not apply to time-based restricted stock units granted to a participant prior to March 20, 2026 if such participant became retirement eligible in accordance with the terms of the applicable time-based restricted stock units award prior to March 20, 2026.

Treatment of Performance-Based Equity Awards

Upon a Qualifying Termination, the Second A&R Plan provides that a pro-rated number of shares subject to a performance-based award will remain outstanding and eligible to vest in accordance with its original terms, with such pro-ration based on the number of full months worked during the applicable performance period (rather than the number of days worked during the performance period) through such participant’s last day of active service, plus a number of additional months that corresponds with such participant’s Equity Multiple. The shares that remain outstanding pursuant to any such performance-based award will be settled on the original vesting date, rather than the partial delay of settlement under the A&R Plan.

Good Reason

The definition of “Good Reason” under the Second A&R Plan has been modified to (A) remove the trigger for a material adverse change outside the Change in Control Protection Period to the applicable participant’s duties or responsibilities and (B) clarify that a reduction to the applicable participant’s annual equity grant, as compared to such participant’s prior year annual equity grant, must be more than a 15% reduction to trigger such participant’s eligibility to resign for Good Reason under the Second A&R Plan.

Restrictive Covenants

Under the Second A&R Plan, the restricted period applicable to certain restrictive covenants has been amended to align with the reduced Severance Multiples and Equity Multiples as follows: (i) if outside the Change in Control Protection Period, (A) 18 months for the Tier I Participant; (B) 15 months for any Tier II Participant; and (C) 9 months for any Tier III Participant, and (ii) if within the Change in Control Protection Period, (A) 24 months for the Tier I Participant, (B) 18 months for any Tier II Participant, and (C) 9 months for any Tier III Participant. A non-competition covenant has also been added to the Second A&R Plan.

The above summary of the Second A&R Plan is qualified in its entirety by reference to the full text of the Second A&R Plan, a copy of which is attached to this report as Exhibit 10.1 hereto and incorporated in this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following documents are attached as exhibits to this Current Report on Form 8-K:

Exhibit No.	Exhibit Description

10.1	CBRE Group, Inc. Second Amended and Restated Change in Control and Severance Plan for Senior Management, including the form of Designation Letter.+

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+ Denotes a management contract or compensatory arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2026	CBRE GROUP, INC.

	By:	/s/ EMMA E. GIAMARTINO
Emma E. Giamartino
Chief Financial Officer and Chief Investment Officer